US.359331261.03 Exhibit 10.4 April 2015 Grant Plan Number RS0415 FORM RSU AGREEMENT SCIENCE APPLICATIONS INTERNATIONAL CORPORATION 2023 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT BY ACCEPTING THE AWARD DESCRIBED IN THIS AGREEMENT, RECIPIENT VOLUNTARILY AGREES TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN THE 2023 EQUITY INCENTIVE PLAN AND THIS AGREEMENT. This Award for Restricted Stock Units (RSUs) is granted pursuant to the terms and conditions of the 2023 Equity Incentive Plan (the “Plan”) and this Agreement. Each RSU represents a right to receive one Share subject to continued employment through the vesting date and the other terms and conditions described in the Plan and this Agreement. In the event of any inconsistency between the terms and conditions in this Agreement and those set forth in the Plan, the terms and conditions of the Plan will prevail. Capitalized terms used herein and not defined will have the meanings attributed to them in the Plan. 1. AWARD DETAILS RECIPIENT: GRANT DATE: ___________ ___, 20__ RESTRICTED STOCK UNITS: ____________ RSUs

2 2. VESTING. Subject to the terms and conditions of this Agreement and the Plan, the RSUs will vest in accordance with the following vesting schedule: Vesting Date Vesting If the application of the foregoing vesting schedule results in a fraction of a RSU being vested, such fractional RSU will be deemed not to be vested and will continue to be subject to forfeiture, as described below. Except in the event of death, Disability, Special Retirement or in certain circumstances following a Change in Control as set forth below, any unvested RSUs automatically will be immediately and irrevocably forfeited without compensation on the date that Recipient’s affiliation with the Company or any Affiliate as an employee, director or consultant terminates, or if Recipient is an employee or director of an Affiliate and such entity ceases to be an Affiliate, whether by Committee action or otherwise, on the date such entity ceases to be an Affiliate. 3. ACCELERATION OF VESTING UPON DEATH, DISABILITY OR CHANGE IN CONTROL. If Recipient is an Employee, Director, or Consultant of the Company or an Affiliate and ceases to be affiliated with the Company or any Affiliate as a result of Recipient’s death or Disability, or if Recipient’s death or Disability occurs following a Special Retirement, all of the RSUs will become fully vested. For purposes of this Agreement, “Disability” means the status of disability determined conclusively by the Committee based upon certification of disability by the Social Security Administration or upon such other proof as the Committee may require, effective upon receipt of such certification or other proof by the Committee. If Recipient has an Involuntary Termination within 18 months following a Change in Control, all of the RSUs will become fully vested as of the date of such termination. 4. CONTINUATION OF VESTING UPON SPECIAL RETIREMENT. (a) If Recipient is an “eligible officer”, as defined under the then-current Executive Severance, Change in Control and Retirement Policy (“Policy”), and Recipient’s affiliation with the Company or any Affiliate terminates pursuant to such Policy, any unvested RSUs will continue to vest in accordance with the vesting provisions outlined in the Policy. (b) If Recipient is a director of the Company and Recipient’s affiliation with the Company or any Affiliate terminates as a result of Recipient’s retirement either (i) after reaching the applicable mandatory retirement age, or (ii) at the end of a term of office if Recipient is not nominated for a successive term of office on account of the fact that Recipient would have reached the applicable mandatory retirement age during such successive term of office, regardless of years of service with the Company, any unvested RSUs will continue to vest in accordance with the vesting schedule set forth in Section 2 above. (c) If, after the first anniversary of the Grant Date, Recipient’s affiliation with the Company or an Affiliate terminates as a result of either (i) Recipient’s retirement after reaching age 59½ with at least ten (10) years of service with the Company or an Affiliate, or (ii) Recipient’s retirement after reaching age 59½ and Recipient’s age plus years of service with the Company or an Affiliate equals at least 70, the remaining unvested RSUs will continue to vest in accordance with the vesting schedule set forth in Section 2 above.

3 (d) Notwithstanding Section 4(a) and Section 4(b) and Section 4(c) above, all unvested RSUs will be immediately and irrevocably forfeited in the event that Recipient violates the terms of their inventions, copyright, and confidentiality agreement with the Company or an Affiliate, or breaches their other contractual or legal obligations to the Company or an Affiliate, including the non-solicitation obligations set forth in Section 13 of this Agreement. (e) If Recipient is eligible for Special Retirement at the time of a Change in Control or is continuing to vest following Special Retirement under Section 4(a) or Section 4(b) or Section 4(c) above, any unvested RSUs will be treated as provided in the Plan, but the resulting consideration will only be paid on the date the RSUs would have vested if a Change in Control had not occurred, unless the RSUs are terminated in a manner compliant with Section 409A. (f) For purposes of Special Retirement in accordance with this Section 4, years of service means the period of service determined conclusively by the Committee. 5. SETTLEMENT OF RSUs. No Shares will be issued to Recipient prior to the date on which the RSUs vest in accordance with Section 2, 3 or 4 of this Agreement. Any RSUs that become vested pursuant to Sections 2, 3 or 4 will be paid on or as promptly as administratively practicable (and no later than sixty (60) days) after the vesting date described in Section 2 provided, however, that in the event of Recipient’s death or a Disability that meets the requirements of Section 409A, vested RSUs may be paid earlier upon such death or Disability. The Company will issue Shares under the Plan in the name of Recipient (or to such other person as to whom the Shares may be appropriately and legally issued under procedures and rules, if any, established from time to time by the Committee). Ownership of Shares issued by the Company under the Plan will be evidenced electronically. 6. RIGHTS OF RECIPIENT WITH RESPECT TO THE RSUs. (a) Stockholder Rights. The RSUs granted pursuant to this Award do not and will not entitle Recipient to any rights of a stockholder until such time, if any, as the RSUs become vested and settled and the underlying Shares are actually issued to Recipient. The rights of Recipient with respect to the RSUs will remain forfeitable at all times prior to the date on which such rights become vested, and the restrictions with respect to the RSUs lapse, in accordance with Section 2, 3 or 4 of this Agreement. (b) Dividend Equivalents. If the Company pays any cash dividends on its Shares, Recipient will be entitled to receive an amount in cash, Shares or a combination of each (less any required withholding for taxes) equal to the value of such cash dividends that would have been paid on RSUs as if such underlying Shares had been outstanding as of the record date for such dividends declared on or after the Grant Date and prior to the issuance date of the underlying Shares (“Dividend Equivalents”). Such Dividend Equivalents will be retained by the Company (without interest) and paid in cash when, and if, to the extent that RSUs vest and the underlying Shares are issued. Dividend Equivalents so credited will be subject to the same terms and conditions as the RSUs to which such Dividend Equivalents relate and will be forfeited in the event that the RSUs with respect to which such Dividend Equivalents were credited are forfeited. For the avoidance of doubt, no Dividend Equivalents will be credited or distributed with respect to any RSUs that have vested and for which the underlying Shares have been issued prior to the applicable dividend payment date.

4 7. TAX MATTERS. (a) Tax Withholding. If the Company or an Affiliate is required to withhold any federal, state, local or other taxes upon the vesting or acceleration of vesting of the RSUs, any issuance of Shares, any other taxable event or otherwise under this Agreement, Recipient authorizes the Company to withhold a sufficient number of Shares issuable upon settlement of the RSUs at the then current Fair Market Value (as defined in the Plan) in an amount that does not exceed the maximum statutory tax rate in the applicable jurisdiction. Recipient further authorizes the Company, in the Company’s sole discretion, to sell a sufficient number of Shares on behalf of Recipient to satisfy such obligations, accept payment to satisfy such obligations in the form of cash or delivery to the Company of Shares already owned by Recipient, withhold amounts from Recipient’s compensation, or any combination of the foregoing or other actions as may be necessary or appropriate to satisfy any such tax withholding obligations as permitted by law. (b) Section 409A. (i) This Award is intended to qualify for the short-term deferral exception to Section 409A of the Code (“Section 409A”) described in the regulations promulgated under Section 409A to the maximum extent possible. To the extent Section 409A is applicable to this Award, this Award is intended to comply with Section 409A and to be interpreted and construed consistent with such intent. The settlement of each portion of the RSUs that is scheduled to vest on each vesting date under Section 2 of this Agreement, and each payment of Dividend Equivalents, will be deemed a separate payment for purposes of Section 409A. The settlement of RSUs may not be accelerated by the Company except to the extent permitted under Section 409A. The Committee may, however, accelerate the vesting of RSUs, without changing the settlement terms of such RSUs. The Committee reserves the right, to the extent the Committee deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that all RSUs and related Dividend Equivalents are exempt from or otherwise have terms that comply, and in operation comply, with Section 409A (including, without limitation, the avoidance of penalties thereunder). If any mandatory term required for RSUs or related Dividend Equivalents to avoid tax penalties under Section 409A is not otherwise explicitly provided under this Agreement or the Plan, such term is hereby incorporated by reference and fully applicable as if set forth in this Agreement. (ii) With respect to any Recipient who is eligible for Special Retirement, this Award is intended to be paid on fixed payment dates under Sections 3 and 5 of this Agreement and such payments may not be accelerated except to the extent permitted under Section 409A. (iii) Notwithstanding anything in this Agreement or the Plan to the contrary, if the RSUs constitute “deferred compensation” under Section 409A, and if any RSUs become eligible to be settled as a result of Recipient’s termination of employment, such settlement may only be made upon a “separation from service” as defined under Section 409A. If Recipient is deemed by the Company at the time of Recipient’s separation from service to be a “specified employee” for purposes of Section 409A, as determined under the Company’s established methodology for determining specified employees, and if Recipient is entitled to settlement of any portion of the RSUs as a result of Recipient’s separation from service, and to the extent delayed commencement of settlement to which

5 Recipient is entitled under this Agreement is required in order to avoid subjecting Recipient to additional tax or interest (or both) under Section 409A, then any such settlement will not occur prior to the earlier of (i) the expiration of the six (6) month period measured from the date of the separation from service or (ii) the date of Recipient’s death. Any settlement deferred pursuant to the preceding sentence will occur on the first business day following the expiration of the applicable period. 8. RIGHTS, RESTRICTIONS AND LIMITATIONS. All Shares issued to Recipient pursuant to this Agreement are subject to the rights, restrictions and limitations set forth in the Company’s Amended and Restated Certificate of Incorporation. Recipient will not have the rights of a stockholder until Shares, if any, are issued on or following the applicable vesting date. 9. NONTRANSFERABILITY; BENEFICIARY DESIGNATION. (a) Nontransferability. Neither the RSUs nor any interest or right therein or part thereof will be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof will be null and void and of no effect; provided, however, that this Section 9(a) will not prevent transfers by will or by the applicable laws of descent and distribution or by a beneficiary designation in accordance with Section 9(b) below. (b) Beneficiary Designations. Recipient may designate a beneficiary or beneficiaries to exercise any rights or receive any with respect to the RSUs following Recipient’s death. To be effective, such designation must be made in accordance with such procedures and in such written or electronic form as prescribed by the Company (or its designee) for such purpose. If Recipient fails to designate a beneficiary, or if no designated beneficiary survives Recipient’s death, Recipient’s estate will be deemed Recipient’s beneficiary. A beneficiary designation may be changed or revoked by Recipient’s sole action, provided that the change or revocation is made in accordance with such procedures and in such written or electronic form as prescribed by the Company (or its designee) for such purpose. Unless otherwise provided in the beneficiary designation, each designation made will revoke all prior designations made by the same Recipient. 10. RESTRICTIONS UNDER SECURITIES LAW. The issuance of RSUs and the Shares covered by this Agreement are subject to any restrictions which may be imposed under applicable state and federal or foreign securities laws and are subject to obtaining all necessary consents which may be required by, or any condition which may be imposed in accordance with, applicable state and federal securities laws or regulations. 11. EMPLOYMENT AT WILL. (a) If Recipient is an employee or consultant of the Company or an Affiliate, such employment or affiliation is not for any specified term and may be terminated by employee or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Agreement (including, but not limited to, the vesting of the RSUs pursuant to the schedule set forth in Section 2 herein), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan will: (i) confer upon Recipient any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future

6 positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company of the right to terminate Recipient at will and without regard to any future vesting opportunity that Recipient may have. (b) Recipient acknowledges and agrees that the right to continue vesting in the RSUs pursuant to the schedule set forth in Section 2 is earned only by continuing as an employee or consultant at the will of the Company or as a director (not through the act of being hired, being granted RSUs or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). Recipient acknowledges and agrees that such a reorganization could result in the termination of Recipient’s relationship as an employee or consultant to the Company or an Affiliate, or the termination of Affiliate status of Recipient’s employer and the loss of benefits available to Recipient under this Agreement, including but not limited to, the termination of the right to continue vesting the RSUs under this Agreement. 12. COMPENSATION RECOVERY POLICIES. Recipient acknowledges and agrees that the RSUs are subject to cancellation, forfeiture and recovery in accordance with the Company’s compensation recovery policies, as the same may be in effect from time to time. Recipient acknowledges and agrees that any such compensation recovery policies apply to the RSUs and that any payments or issuances of Shares with respect to the RSUs are subject to recoupment pursuant to such policies. This Agreement will be deemed to include the restrictions imposed by the applicable compensation recovery policies. 13. CONFIDENTIALITY/NON-SOLICITATION. (a) Confidentiality. Recipient acknowledges that the terms of this Award together with the performance goals and other conditions described in this Award are regarded as confidential information and agrees to not disclose this information to any third party (b) Solicitation of Employees. Recipient agrees that, both while employed by the Company or an Affiliate and for one year afterward, Recipient will not solicit or attempt to solicit any employee of the Company or an Affiliate to leave his or her employment or to violate the terms of any agreement or understanding that employee may have with the Company or an Affiliate. The foregoing obligations apply to both Recipient’s direct and indirect actions, and apply to actions intended to benefit Recipient or any other person, business or entity. (c) Solicitation of Customers. Recipient agrees that, for one year after termination of employment with the Company or an Affiliate, Recipient will not participate in any solicitation of any customer or prospective customer of the Company or an Affiliate concerning any business that: (i) involves the same programs or projects for that customer in which Recipient was personally and substantially involved during the 12 months prior to termination of employment; or (ii) has been, at any time during the 12 months prior to termination of employment, the subject of any bid, offer or proposal activity by the Company or an Affiliate in

7 respect of that customer or prospective customer, or any negotiations or discussions about the possible performance of services by the Company or an Affiliate to that customer or potential customer, in which Recipient was personally and substantially involved. In the case of a governmental, regulatory or administrative agency, commission, department or other governmental authority, the customer or prospective customer will be determined by reference to the specific program offices or activities for which the Company or an Affiliate provides (or may reasonably provide) goods or services. (d) Remedies. Recipient acknowledges and agrees that a breach of any of the promises or agreements contained in this Section 13 will result in immediate, irreparable and continuing damage to the Company for which there is no adequate remedy at law, and the Company or an Affiliate will be entitled to injunctive relief, a decree for specific performance, and other relief as may be proper, including money damages. 14. MISCELLANEOUS. This Agreement (together with the Plan) contains the entire agreement of the parties with respect to its subject matter, provided, however, that if Recipient and the Company are parties to an existing written agreement addressing the subject matter of Section 13, such agreement will control with respect to such subject matter until the termination thereof, at which time Section 13 will control. This Agreement will be binding upon and will inure to the benefit of the respective parties, the successors and assigns of the Company, and the heirs, legatees and personal representatives of Recipient. The parties hereby agree that should any portion of this Agreement be judicially held to be invalid, unenforceable, or void, such portion will be construed by limiting and reducing it, so as to be enforceable to the maximum extent compatible with the applicable law as is then in effect. 15. GOVERNING LAW. This Agreement will be governed by, construed and enforced in accordance with the laws of the State of Delaware without reference to such state’s principles of conflict of laws. 16. COPIES OF PLAN AND OTHER MATERIALS. Recipient acknowledges that Recipient has received copies of the Plan and the Plan prospectus from the Company and agrees to receive stockholder information, including copies of any annual report, proxy statement and periodic report, electronically from the Company. Recipient acknowledges that copies of the Plan, Plan prospectus, Plan information and stockholder information are also available upon written or telephonic request to the Company. 17. ACKNOWLEDGMENT. Recipient acknowledges that the RSUs constitute full and adequate consideration for Recipient’s obligations under this Agreement, the acceptance of the RSUs constitutes an unequivocal acceptance of this Agreement and any attempted modification or deletion will have no force or effect on the Company’s right to enforce the terms and conditions stated herein. Recipient has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting this Agreement and fully understands all provisions of the Plan and this Agreement. Recipient hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Agreement. 18. ACCEPTANCE OF AWARD. By Recipient’s acceptance and acknowledgement of this Agreement in the Company’s stock plan administrator’s system in accordance with instructions provided by the Company’s stock plan administrator and the Company (which must be completed within sixty days from the Grant Date (the “Acceptance Deadline”)), Recipient agrees to all of the terms and conditions of this Agreement set forth above and in the Plan. If this Award is not

8 accepted by the Acceptance Deadline as described in the preceding sentence, it will be immediately canceled and forfeited in its entirety at no cost to the Company and no benefits from the RSUs nor any compensation or benefits in lieu of the RSUs will be provided to Recipient. The Administrator or its designee shall have the right to grant an exception to this requirement under limited circumstances at its sole discretion.